U.S. TRUST

REVIEW & OUTLOOK

EXCELSIOR VENTURE PARTNERS III, LLC

EXCELSIOR VENTURE INVESTORS III, LLC

THIRD QUARTER ENDED JULY 31, 2004

EXECUTIVE SUMMARY

As of the third fiscal quarter ended July 31, 2004, Excelsior Venture Partners III, LLC’s (“EVP III” or the “Fund”) net funds assets totaled $122.8MM, or $416.09 in net asset value per unit of membership interest, representing a $2.6MM (2.2%) increase over net asset values of $120.2MM, or $407.15 per unit at the end of the previous quarter. The improvement in net asset value reflects a $3.4MM increase in value related to several of the Fund’s direct investment portfolio companies. The gain was partially offset by an approximate $0.1MM decline in value related to operating expenses associated with the Fund’s limited partnership investments. The Fund’s portfolio construction was completed at the end of the second quarter, however, in the third quarter, the Fund invested over $3MM in add-on investments and met several capital calls associated with its third-party funds. During the quarter, two direct portfolio companies successfully completed IPOs, and a third portfolio company filed with the SEC for its anticipated IPO.

FUND OVERVIEW

EVP III is a closed-end investment company which seeks to achieve long-term capital appreciation primarily by investing in domestic venture capital and private companies (also known as “direct investments”) and, to a lesser extent, domestic third-party private venture capital funds (“LP investments”). EVP III focuses on investment themes that U.S. Trust believes represent attractive long-term trends with an emphasis on the technological innovations that are driving economic change. The Fund has a specific focus on information technology, communications, life sciences and information services. EVP III commenced operations on May 11, 2001 with a total of $147.6MM in capital. The duration of the Fund is ten years from its May 2001 closing (subject to two 2-year extensions). See Figure at right for more information on Fund structure.

FUND STRUCTURE

Direct and Limited Partnership Investments

Excelsior Venture Partners III the “Master”

Excelsior Venture Investors III the “Feeder”

The Fund is structured as a “master/feeder” relationship; the Feeder Fund invests in the Master Fund; the Master Fund then makes Direct and Limited Partnership investments. This report reflects the overall investment activities of the Portfolio, which includes both the Master and Feeder Funds.

PORTFOLIO ALLOCATION* ON MARCH 24, 2004
[GRAPHIC]	Information Services	1.7%
	Medical Technology	5.3
	Enterprise Software	9.5
	Life Sciences	10.7
	Optical	13.3
	Other	16.6
	Third-Party VC Firms	21.3
	Semiconductor	21.6

PORTFOLIO ALLOCATION* ON JULY 31, 2004
[GRAPHIC]	Information Services	0.0%
	Medical Technology	6.3
	Enterprise Software	11.2
	Life Sciences	7.6
	Optical	13.8
	Other	16.2
	Third-Party VC Firms	24.0
	Semiconductor	20.9

*	Allocations are subject to change.

PORTFOLIO OVERVIEW AT JULY 31, 2004

The Fund’s portfolio construction was completed in the second quarter of 2004 with a partial ownership position in Chips & Systems, Inc. As of July 31, the Portfolio consisted of 21 direct investments ($94.7MM, or 94.3% of portfolio invested capital), diversified across technology-related business sectors including biomedical, medical devices, optical, semiconductor and enterprise software. The Fund also had 9 LP investment commitments totaling $25.7MM (5.7% of invested capital). EVP III maintains approximately $34.8MM in capital reserves to support our commitments to third-party venture capital and to provide funding for follow-on investments in existing portfolio companies where it has been determined that further capital investment will support overall portfolio objectives.

Fund Developments: Third Quarter 2004

DIRECT INVESTMENTS (21 TOTAL)

DIRECT INVESTMENTS SUMMARY

One of EVP III’s direct investments, Gyration, Inc., entered into a merger agreement during the period ended July 31, 2004. Subsequent to the quarter-end, on August 19, 2004, EVP III received proceeds totaling $6.95MM in a cash consideration for its investment in Gyration, Inc. and expects to receive an additional $1.14MM currently being held in escrow. In August, 2004, EVP III recorded a realized gain on the transaction of $1.38MM. The valuation of one of the Fund’s portfolio companies, LightConnect, rose significantly by $4.05MM. During the quarter, two of EVP III’s holdings successfully completed their initial public offerings. In addition, one of the Fund’s direct investment companies filed for an initial public offering with the SEC. The Fund also participated in follow-on investments in four portfolio companies.

IPOS OF FUND HOLDINGS

* On June 22, 2004, Senomyx, Inc. completed its initial public offering of common stock under the ticker symbol SNMX (NASDAQ). The stock closed the day at $6.75 per share; approximately a 1.3x return on EVP III’s original investment. The stock’s price on Oct. 29, 2004 was $9.92; the stock has traded up significantly. EVP III invested $1.5MM in November 2001 as part of the Series E preferred round of financing in the company. There will be a lockup on the distribution and trading of shares for 180 days after June 22, 2004. The La Jolla, Ca. based company is a leader in screening technologies to discover and develop novel flavors and flavor enhancers for the packaged food and beverage industry.

* On July 9, 2004, NetLogic Microsystems, Inc. (“NetLogic”) completed its initial public offering of common stock under the ticker symbol NETL (NASDAQ). The stock was purchased at $13.00 per share. As of Oct. 29, 2004, the stock’s value was $6.34 per share. Since NetLogic went public, its valuation has been impacted by a downturn in the entire semiconductor space, attributable to an industry wide inventory correction coupled with geopolitical factors, the presidential election and high oil prices. This is one of EVP III’s earlier investments, made on August 31, 2001 in the Series D preferred round of stock financing. NetLogic is a semiconductor company that designs, develops and markets high performance knowledge-based processors for a variety of advanced networking systems. NetLogic is based in Mountain View, Ca.

* On August 6, 2004, Adeza Biomedical Corporation (“Adeza”) filed an S-1 with the Securities and Exchange Commission for its initial public offering of common stock. EVP III made its initial investment in the company on September 19, 2001 in the Series 5 round of preferred stock financing. Based in Sunnyvale, California, the company develops, manufactures and markets innovative and proprietary products for the women’s health care market. Its primary focus is pregnancy- related and female reproductive disorders, including premature birth and infertility. Additional information concerning the S-1 is available on the SEC website at http://www.sec. gov.

FOLLOW-ON INVESTMENTS

* During the quarter, EVP III participated in follow-on investments in four of its portfolio companies, totaling $3.47MM (see page 5 for details):

•	The Fund made a follow-on investment of $1MM of the Series B Preferred Stock in Ethertronics, Inc., a San Diego, California developer and manufacturer of high- performance embedded internal antennas for personal and industrial wireless devices;

•	EVP III invested $.7MM in the Series A Preferred Stock of LogicLibrary, a provider of software asset management tools based in Pittsburgh, Pennsylvania;

•	The Fund invested $.3MM in the Series B Preferred Stock of NanoOpto Corporation (“NanoOpto”), based in Somerville, New Jersey. Combining two proprietary technologies— nano-optic design and nano-pattern transfer—NanoOpto is making optical components radically smaller, less expensive, denser, more integrated, and better performing; and

•	A follow-on investment of $1.4MM was made in the Series D Preferred Stock of Tensys Medical, Inc. The company is a San Diego, California based developer of non-invasive arterial blood pressure monitoring systems.

EXITS

* The Fund did not exit any of its portfolio holdings in the third quarter of 2004.

LP INVESTMENTS (9 TOTAL)

LP INVESTMENTS SUMMARY

EVP III’s overall NAV in the early years has been negatively impacted by the “J-curve” effect in its LP investments, which is typical of private equity funds in their nascent years. While the selection of LP investments is expected to have a positive return effect on the overall performance of the Fund, at this point in the investment phase there has been an overall decrease in the valuation of the LP investments (as should be expected). Because venture capital investments often take several years to mature, the impact of potential realizations (i.e., through public stock offerings or M&A transactions) and subsequent distributions of cash or stock to investors may not favorably impact a fund’s returns for the first few years.

J-CURVE EFFECT

The curve realized by plotting the returns generated by a private equity fund against time (from inception to termination).

The common practice of paying the management fee and start-up costs out of the first drawdown does not produce an equivalent book value. As a result, a private equity fund will initially show a negative return. When the first realizations are made, the fund returns start to rise quite steeply. After about 3 to 5 years, the interim IRR will give a reasonable indication of definitive IRR. This period is generally shorter for buyout funds than for early-stage/expansion funds.

During the quarter, EVP III funded further capital to several LP investments, including Morgenthaler Partners VII, L.P., Prospect Venture Partners II, L.P., and Tallwood II, L.P. In connection with EVP III’s total commitments to private funds in the amount of $25.7M since inception, through July 31, 2004, EVP III has contributed $5.88M or 22.9% of the total capital committed thus far.

NEW LP INVESTMENT COMMITMENTS

* On June 18, 2004, the Fund made a $3MM capital commitment to Sevin Rosen IX, L.P. (“Sevin Rosen”), a venture capital fund. We are expecting to receive our first capital call from Sevin Rosen in the fourth quarter of 2004. Founded over 20 years ago, Sevin Rosen is a top-tier venture capital firm. In addition to co-investing alongside Sevin Rosen in several portfolio company transactions, U.S. Trust Private Equity has invested in three other Sevin Rosen funds. Additional information about Sevin Rosen is available on the company’s website at http://www.srfunds.com.

VALUE OF $500 INVESTMENT

EVP III vs. NASDAQ Composite (7/31/01-7/31/04)

[GRAPHIC]

Past performance is no guarantee of future results.

CAPITAL CALLS

The Fund fulfilled capital calls totaling $.32MM in three of EVP III’s third-party investments during the quarter.

CAPITAL DISTRIBUTIONS

* EVP III received two small distributions of Ciena Corporation common stock from Morgenthaler Partners VII, L.P., which it liquidated.

MANAGEMENT COMMENTARY*

The second quarter of 2004 saw venture capital investment activity reach a two-year high, with $5.9 billion invested in 791 companies, as compared to $5.0 billion invested in the first quarter of 2004. A total of 229 companies in their early stage of development—the highest number since the second quarter of 2002—were funded in the second quarter, indicating an increasing trend toward a more aggressive investment position on the part of early-stage venture capital investments being made.

Expansion-stage companies, which typically account for the largest total dollars and number of deals, increased slightly as well. Later-stage funding was flat.

The life sciences sector (Biotechnology coupled with Medical Devices & Equipment) continued to lead other industry segments. Investments in that sector totaled 25% of all other industries combined. The software industry was leading in the second quarter as the single-largest industry category in terms of funded capital. Previous declines in the networking industry slowed, however, telecommunications did not fare as well. Increased levels of investing were scattered across a variety of other industry segments, accounting for the overall rise in total investing.

Today, the technology sector is experiencing a much-improved outlook. The environment remains attractive for deploying capital and liquidity prospects are improving. Moreover, we believe that this portfolio is well-positioned to participate in the economic growth and expansion that is now underway. The Fund’s diversified portfolio will give us the opportunity to capitalize on strong performers while mitigating losses from those companies which are facing challenges in realizing their return potential.

Looking ahead, we anticipate strong performance and growth from many of the Fund’s portfolio companies. We will be working with these companies to maximize and realize their potential over the next couple of years.

CONTACT INFORMATION

*	Portfolio: Doug Lindgren - 203.352.4460

*	Financial: Cynthia Englert - 203.352.4478

INVESTMENTS BY INDUSTRY: Q2 2004

Software	$1196M
Biotechnology	$995M
Telecommunications	$517M
Semiconductors	$511M
Medical Devices and Equipment	$498M
Networking and Equipment	$472M
Media and Entertainment	$354M
Computers and Peripherals	$254M
Industrial/Energy	$193M
IT Services	$186M
Business Products and Services	$186M
Healthcare Services	$181M
Electronics/Instrumentation	$173M
Financial Services	$105M
Retailing/Distribution	$53M	Source: PWC Global MoneyTree
Consumer Products and Services	$6M	Survey Report, 2nd Quarter, 2004.

*Sources: Venture Economics; PriceWaterhouseCoopers Money Tree Survey, Q2 2004; Callen Associates, Private Markets Trends, summer 2004; NVCA.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. This summary is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any security, investment, or fund, nor does it contend to address the financial objectives, situation or specific needs of any individual reader. Likewise, the information presented does not constitute, and should not be construed as, investment advice or recommendations with respect to the securities mentioned. U.S. Trust Corporation is a wholly owned subsidiary of The Charles Schwab Corporation. Additional information is available upon request. Past performance is no guarantee of future results. 1004EG/062

EXCELSIOR VENTURE PARTNERS III, LLC

Schedule of Investments and Net Asset Value

Past performance is no guarantee of future results.

	Fair Market Value 4/30/2004	Capital Invested/ (Realized Proceeds)	Value Change	Fair Market Value 7/31/2004
Direct Investments
Enterprise Software
Datanautics, Inc.	$4,000,000	$—	$—	$4,000,000	Provider of enterprise web analytics solutions
LogicLibrary, Inc.	2,704,225	704,225	—	3,408,450	Provider of software asset management solutions
Pilot Software Acquisition Corp.	4,000,000	—	—	4,000,000	Provider of software business analysis solutions
Information Services
Cenquest, Inc.	—	—	—	—	Intermediary provider of accredited degree programs
Life Sciences
Adeza Biomedical Corporation	3,000,000	—	—	3,000,000	Diagnostic products and services
Archemix Corporation	2,233,332	—	—	2,233,332	Developer of acid nucleic-based biotherapeutics and drug discovery tools
Genoptix, Inc.	2,503,499	—	—	2,503,499	Developer of the first laser-based platform for analyzing, sorting and manipulating living cells
Medical Technology
Tensys Medical, Inc.	5,000,000	1,425,000	—	6,425,000	Developer of non-invasive arterial blood pressure monitoring systems
Optical
LightConnect, Inc.	1,940,563	—	4,051,437	5,992,000	Designer of optical components
NanoOpto Corporation	1,318,959	336,159	—	1,655,118	Designer of integrated optical components
OpVista, Inc.	6,500,000	—	—	6,500,000	Developer of optical networking solutions
Semiconductor
Chips & Systems, Inc.	3,500,000	—	—	3,500,000	Leading provider of adaptable silicon platforms for consumer electronics, computing and wireless markets
Monterey Design Systems, Inc.	5,400,000	—	—	5,400,000	Developer of advanced physical software solutions for the seminductor industry
NetLogic Microsystems, Inc.	5,000,000	—	(2,278,078)	2,721,922	Developer of network search engines for the communications industry
Silverback Systems, Inc.	4,748,948	—	—	4,748,948	Provider of silicon and software solutions that enable IP based storage area networks and data center systems
Virtual Silicon Technology, Inc.	5,000,000	—	—	5,000,000	Supplier of semiconductor intellectual property and process technology to manaufacturers and designers of systems-on-chip
Other
Ethertronics, Inc.	5,650,000	1,000,000	—	6,650,000	Developer of embedded mobile antennas
Gyration, Inc.	6,800,000	—	1,284,078	8,084,390	Provider of hardware and software solutions for business communication, PC and gaming markets
MIDAS Vision Systems, Inc.	—	—	—	—	Developer of automated optical inspection systems
Senomyx, Inc.	1,500,000	—	312,003	1,812,003	Developer of proprietry flavor and fragrance molecules

Total Direct Investments	70,799,526	3,465,384	3,369,752	77,634,662

LP Investments
Advanced Technology Ventures VII, L.P.	709,531	—	(25,348)	684,183	All Stages - IT, Life Sciences, Communications
Burrill Life Sciences Capital Fund	546,287	—	(13,525)	532,762	All Stages - Life Sciences
CHL Medical Partners II, L.P.	564,425	—	(54,565)	509,860	Early Stage - Medical Technology/Life Sciences
CMEA Ventures VI, L.P.	115,965	—	(11,392)	104,573	Early Stage - Life Sciences/Information Technology
Morgenthaler Partners VII, L.P.	1,020,587	141,970	(12,084)	1,150,473	All Stages - IT, Life Sciences, Communications
Prospect Venture Partners II, L.P.	1,055,523	30,000	19,814	1,105,337	All Stages - Life Sciences
Tallwood II, L.P.	324,192	150,000	(19,064)	455,128	Early Stage - Information Technology
Valhalla Partners, L.P.	186,905	—	—	186,905	Early Stage - Information Technology

Total LP Investments	4,523,415	321,970	(116,165)	4,729,221
Total Investments	75,322,941	3,787,354	3,253,587	82,363,883

Cash & Equivalents	45,595,844	(3,787,354)	(610,277)	41,198,213
Other Net Assets/(Liabilities)	(725,022)		(1,930)	(726,952)
Total Net Assets	120,193,764		2,641,380	122,835,144

Units of Membership Interest Outstanding	295,210		295,210	295,210
Net Asset Value per Unit	$407.15		$8.95	$416.09